SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF
THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT: JUNE 19, 2003
(Date of earliest event reported)

KB HOME

(Exact name of registrant as specified in charter)

Delaware	1-9195	95-3666267
(State of other jurisdiction of incorporation)	(Commision file number)	(IRS employer identification no.)

10990 Wilshire Boulevard, Los Angeles, California 90024
(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code: (310) 231-4000

Not Applicable
(Former name or former address, if changed since last report)

Item 9. Regulation FD Disclosure
SIGNATURE
EXHIBIT INDEX
EXHIBIT 99.1

Item 9. Regulation FD Disclosure

In accordance with Final Rule 33-8216, effective March 28, 2003, the following information is being furnished pursuant to Item 9 and Item 12.

On June 19, 2003, KB Home issued a press release announcing its results of operations for the three months and six months ended May 31, 2003. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 19, 2003

KB Home

	By:	/s/ Domenico Cecere

Domenico Cecere Senior Vice President and Chief Financial Officer

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EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release dated June 19, 2003 announcing the Company’s results of operations for the three months and six months ended May 31, 2003.

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